UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Masimo Corporation (the "Company") held its Annual Meeting of Stockholders on June 1, 2011. At the meeting, a total of 55,750,955 shares, or 93.3%, of the Common Stock issued and outstanding as of the record date, were represented in person or by proxy. At the meeting, the Company's stockholders considered five proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2011 (the "Proxy Statement").

Set forth below is a brief description of each matter voted upon at the meeting and the voting results with respect to each matter.

Proposal No. 1: To elect the following nominees as Class I directors to serve until the Company's 2014 annual meeting of stockholders.

			Broker
Nominee	For	Withheld	Non-votes

Dr. Steven J. Barker	49,529,378	2,345,548	3,876,029

Mr. Sanford Fitch	50,659,645	1,215,281	3,876,029

Each nominee recommended in Proposal No. 1 was elected.

Proposal No. 2: To ratify the selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 2011.

For	Against	Abstentions

55,353,051	392,171	5,733

Proposal No. 2 was approved.

Proposal No. 3: To approve by an advisory (nonbinding) vote the compensation of the Company's named executive officers, as presented in the Proxy Statement.

			Broker
For	Against	Abstentions	Non-votes

35,794,136	16,060,208	20,582	3,876,029

Proposal No. 3 was approved.

Proposal No. 4: To recommend by an advisory (nonbinding) vote, the frequency with which the Company's executive compensation will be subject to a stockholder advisory vote, as presented in the Proxy Statement.

				Broker
3 years	2 years	1 year	Abstentions	Non-votes

23,316,333	132,835	28,295,178	130,580	3,876,029

The stockholders recommended an advisory (nonbinding) vote to occur every year. In accordance with the voting results for this proposal, the Company has decided that it will include an advisory stockholder vote on the compensation of the Company's named executive officers in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on the Company's executive compensation. The Company is required to provide stockholders the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the Company's executive compensation at least once every six calendar years.

Proposal No. 5: To consider a shareholder proposal to adopt a majority voting standard for the Company's director elections.

			Broker
For	Against	Abstentions	Non-votes

34,878,471	16,904,019	92,436	3,876,029

Proposal No. 5 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: June 3, 2011	By:	/S/ Mark P. de Raad
Mark P. de Raad
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)